UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Axon Enterprise, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On April 15, 2024, Axon Enterprise, Inc. (“Axon”) updated its website, www.investor.axon.com, which contains information relating to Axon’s 2024 Annual Meeting of Shareholders. A copy of the updated website content can be found below:

AXON

ANNUAL MEETING OF SHAREHOLDERS

AXON ENTERPRISE | MAY 2024

Legal Disclaimer

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this communication that are not historical facts are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. These forward-looking statements, wherever they occur in this communication, are necessarily estimates reflecting the best judgment of the management of Axon and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this communication.

Words such as “may,” “will,” “estimate,” “project,” “plan,” “potential,” “continue,” “future,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this communication. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include those set forth in Axon’s filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023.

Axon undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. In the event that Axon does update any forward-looking statement, no inference should be made that Axon will make additional updates with respect to that statement, related matters or any other forward-looking statements.

ADDITIONAL INFORMATION

Axon has filed with the SEC a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Axon’s 2024 Annual Meeting of Shareholders to be held on May 10, 2024. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS FILED WITH THE SEC AND CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and shareholders may obtain copies of these documents and other documents filed with the SEC by Axon free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Axon are also available free of charge by accessing Axon’s website at https://investor.axon.com/sec-filings.

PARTICIPANTS

Axon, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Axon. Information about Axon’s executive officers and directors is available in the Company’s definitive proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2024. To the extent holdings by our directors and executive officers of Axon securities reported in the proxy statement for the 2024 Annual Meeting of Shareholders have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

PERFORMANCE HIGHLIGHTS

- Total company revenue of $1.56 billion in 2023 achieved through **compound annual revenue growth of 32% from 2020.**
- **Stable company gross margins above 61%** supported by expanded Software & Sensors gross margin due to strength in high-margin software revenue.
- **GAAP Net Income profitable, expanding Operating Cash Flow.**

- AXON 5-year share performance ranks in **99th percentile of all S&P 500** companies. AXON 3-, 5- and 10-year total shareholder returns rank in the 98th, 96th and 96th percentile among the compensation peer group, respectively.


AXON TOTAL REVENUE ($ MILLIONS)
$681
$863
$1,190
$1,563
2020
2021
2022
2023


AXON TOTAL GROSS MARGIN
61.1%
62.7%
61.2%
61.1%
2020
2021
2022
2023


AXON NET INCOME (LOSS) ($ MILLIONS)
$147
$174
2020
2021
2022
2023
($2)
($60)


OPERATING CASH FLOW ($ MILLIONS)
$38
$124
$235
$189
2020
2021
2022
2023


1-YEAR SHARE PRICE PERFORMANCE
26%
49%
56%
S&P 500
Peer Group
Axon


3-YEAR SHARE PRICE PERFORMANCE
34%
12%
109%
S&P 500
Peer Group
Axon


5-YEAR SHARE PRICE PERFORMANCE
109%
154%
500%
S&P 500
Peer Group
Axon


10-YEAR SHARE PRICE PERFORMANCE
211%
411%
1527%
S&P 500
Peer Group
Axon

CORPORATE GOVERNANCE HIGHLIGHTS

Board	Governance Oversight	Shareholder Rights & Engagement
• Independent board leadership	• One share, one vote equity structure	• Ability for shareholders to call a special meeting
• Majority independent board	• Annual director elections	• Ability for shareholders to act by written consent
• Multi-faceted, diverse directors	• Majority vote standard	• Regular shareholder engagement with our investors to understand views and seek feedback
• Regular board refreshment – **three new directors added since 2023**	• **NEW:** Public board service limits	• **NEW:** Adopted "proxy access" bylaw provision
• Average director age: 57	• **NEW:** Director tenure and term limits	
• Average director tenure: 10 years		

Governance Structures Unique To Axon's Business

Standing Board Committees	Advisory Boards
• Audit Committee • Compensation Committee • Nominating and Corporate Governance Committee, including **oversight of Environmental, Social and Governance ("ESG") and sustainability-related risks** • Enterprise Risk and Compliance Committee, including **oversight of cybersecurity risk in consultation with Audit Committee** • Mergers and Acquisitions and Capital Structure Committee • Scientific Medical Committee(1)	• **Scientific and Medical Advisory Board ("SMAB")** composed of experts from several fields who help to ensure our Board is aware of evolving technology, practices and regulations material to our TASER devices so that the Board can appropriately oversee Axon's strategy • **Ethics & Equity Advisory Council** composed of community leaders and community-focused academics who provide our Board with insight into responsible development and deployment of new technology with both law enforcement and communities

(1) This chart presents the committees of our Board of Directors up until the 2024 Annual Meeting. As discussed in further detail in our definitive proxy statement, after the 2024 Annual Meeting, the responsibilities of the Scientific and Medical Committee will move to the purview of the full Board.

2024 ANNUAL MEETING PROPOSALS

PROPOSAL	DESCRIPTION	BOARD RECOMMENDATION
No. 1	Election of the directors of the Company named in this proxy statement	FOR (all nominees)
No. 2	Approval of the Axon Enterprise, Inc. Amended and Restated 2022 Stock Incentive Plan	FOR
No. 3	Approval of the Axon Enterprise, Inc. 2024 eXponential Stock Plan	FOR
No. 4	Approval of the 2024 CEO Performance Award (as defined in this proxy statement)	FOR
No. 5	Advisory vote to approve the compensation of the Company’s named executive officers	FOR
No. 6	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2024	FOR

AXON'S BOARD OF DIRECTORS



Michael Garnreiter, Chair
Director since: 2006
Board Committees: Audit, Compensation and NCG
Other Current Public Company Boards: Knight-Swift Transportation Holdings Inc. and Amtech Systems, Inc.



Erika Ayers Badan
Director since: 2023
Board Committee(s): NGC
Other Current Public Company Boards: N/A



Adriane Brown
Director since: 2020
Board Committees: Compensation, NGC (Chair) and Enterprise Risk and Compliance
Other Current Public Company Boards: American Airlines Group Inc., eBay Inc. and KKR & Co Inc.



Julie A. Cullivan
Director since: 2017
Board Committees: Audit, NGC and Enterprise Risk and Compliance (Chair)
Other Current Public Company Boards: Astra Space Inc.



Caitlin Kalinowski
Director since: 2019
Board Committees: Audit and Mergers and Acquisitions and Capital Structure
Other Current Public Company Boards: N/A



Matthew R. McBrady, Ph.D
Director since 2016
Board Committees: Enterprise Risk and Compliance, Mergers and Acquisitions and Capital Structure (Chair)
Other Current Public Company Boards: N/A



Hadi Partovi
Director since 2010
Board Committees: Compensation (Chair) and Mergers and Acquisitions and Capital Structure
Other Current Public Company Boards: N/A



Graham Smith
Director since 2023
Board Committees: Audit (Chair), Compensation and Mergers and Acquisitions and Capital Structure
Other Current Public Company Boards: Splunk Inc. and Procore Technologies, Inc.



Jeri Williams
Director since 2023
Board Committees: Audit and Enterprise Risk and Compliance
Other Current Public Company Boards: N/A



Patrick W. Smith, CEO
Director since 1993
Board Committees: None
Other Current Public Company Boards: N/A

BOARD SKILLS MATRIX

Skills and Experience	Ayers	Brown	Cullivan	Garnreiter	Kalinowski	Kroll	McBrady	Partovi	G. Smith	P. Smith	Williams	Total
CEO/senior executive experience	●	●	●	●	●	●	●	●	●	●	●	11
Accounting/auditing experience				●					●			2
Governmental, regulatory and/or legal experience							●				●	2
Medical and/or scientific experience						●						1
Military and/or law enforcement experience											●	1
Technology expertise	●	●	●		●	●		●	●	●		8
Cybersecurity experience			●									1
Risk oversight and management	●	●	●	●		●	●	●	●	●		8
Public company board experience/corporate governance	●	●	●	●		●			●			5
Human capital management			●									1
Director since	2023	2020	2017	2006	2019	2003	2016	2010	2023	1993	2023	

COMPENSATION PROPOSALS

- In addition to our annual "Say on Pay" proposal, the Compensation Committee has put forward three additional proposals for shareholder approval at the 2024 Annual Meeting:
  - **Amended and Restated 2022 Stock Incentive Plan**—a request for shares to implement our ordinary course equity compensation program.
  - **The 2024 eXponential Stock Plan**—our broad-based employee incentive plan.
  - **The 2024 CEO Performance Award**—our CEO incentive plan, aimed to motivate our CEO, Rick Smith, over the next 7 years.
- The plans aim to incentivize our employees across all levels by focusing on the same key operational metrics and drivers of long-term value—they incentivize as one Company, while allowing for individual reward in our collective success.

The plans are an integral component of our talent management strategy to retain and incentivize our entire employee base.

COMPENSATION: Share Burn Rate

The below table illustrates Axon's historical burn rate for the past three years. The burn rate, excluding PSUs, has consistently been below 2% per year.

Year	(a) Options Granted [(1)]	(b) RSUs Granted	(c) PSUs Earned	(d) = (a) + (b) + (c) Total Granted/Earned	(e) Weighted Average Basic Outstanding Granted/Earned	(d) ÷ (e) Burn Rate	Burn Rate Excluding PSUs Earned
2021	-	686,166	4,345,601	5,031,767	66,190,528	7.6%	1.04%
2022	-	1,144,539	78,194	1,222,733	71,092,681	1.72%	1.61%
2023	-	914,955	1,238,402	2,153,357	74,195,416	2.9%	1.23%
					3-Year Average	**4.07%**	**1.29%**

(1) Stock options are included in the year granted, rather than earned. Stock options granted pursuant to the 2018 CEO Performance Award are excluded from all years included here as they were granted in 2018.

COMPENSATION: Share Overhang

The below table illustrates Axon's fully diluted overhang assuming shareholders approve each of Proposals No. 2, 3 and 4.

- Overhang from the existing and amended omnibus plans, if approved: 7.92%
- Overhang from all plans, if approved: 13.42%

Equity Plan	(a) Shares Underlying Outstanding Equity Awards[1]	(b) Unissued Available Shares	(a)+(b) Equity Plan Shares	(c) Common Shares Outstanding	(a)+(b)+(c) Fully Diluted Shares	(a)+(b)/ (a)+(b)+(c) Fully Diluted Overhang
Existing Plan	2,539,954	1,708,146	4,248,100	75,301,424	79,549,524	5.34%
Plus: Amended Plan	2,539,954	3,939,957	6,479,911	75,301,424	81,781,335	7.92%
Plus: 2024 Employee XSP	2,539,954	8,456,327	10,996,281	75,301,424	86,297,705	12.74%
Plus: 2024 CEO Award	2,539,954	9,135,429	11,675,383	75,301,424	86,976,807	13.42%

[1] Includes 530,931 shares underlying unexercised options, 1,615,143 shares underlying unvested RSUs and 393,880 shares underlying unvested PSUs outstanding as of December 31, 2023. As of December 31, 2023, the weighted average exercise price of stock options outstanding was $28.58 and the weighted average term remaining for stock options outstanding was 4.16 years.

COMPENSATION: Performance Requirements

CEO, executive, and employee compensation is directly aligned with shareholder returns, and Tranche expiration dates ensure hurdles are met within the specified timeframe.

Tranche	Stock Price		Revenue Goals (millions)		Adjusted EBITDA Goals (millions)	Goal Expiration Date		Minimum Service Date [2024 Employee XSP]	Minimum Service Date [2024 CEO Performance Award]
1	$247.40		$1,834	or	$393	Dec 31, 2026		June 2025	Dec 31, 2028
2	$309.25		$2,293	or	$508	Dec 31, 2027		Dec 2025	Dec 31, 2028
3	$386.56		$2,866	or	$655	Dec 31, 2028		June 2026	Dec 31, 2029
4	$483.20	and	$3,583	or	$845	Dec 31, 2029	and	Dec 2026	Dec 31, 2029
5	$604.00	either	$4,479	or	$1,088	Dec 31, 2030		June 2027	Dec 31, 2030
6	$755.00		$5,599	or	$1,400	Dec 31, 2031		Dec 2027	Dec 31, 2030
7	$943.75		$6,999	or	$1,750	Dec 31, 2032		June 2028	Dec 31, 2030
Revenue and Adjusted EBITDA in millions									

COMPENSATION: Performance Requirements (cont.)

Shareholders stand to capture approximately 93.5% of the value created by achievement of the specified EBITA and Revenue metrics in the incentive plans.

Tranche	Stock Price Goal	P&L Cost of Compensation[1] (millions)	CEO Realized Vale[2] (millions)	Shareholder Value Realized[3] (millions)	% of Shareholder Value Realized by CEO with Award	% of Shareholder Value Realized by Non-CEO Employee XSP 2.0 Awards	% of Shareholder Value Realized by Other Shareholders
1	$247.40	$31.00	$24.00	$19,681.00	0.10%	0.80%	99.10%
2	$309.25	$61.00	$60.00	$24,601.00	0.30%	1.60%	98.1%
3	$386.56	$88.00	$113.00	$30,751.00	0.40%	2.40%	97.2%
4	$483.20	$114.00	$188.00	$38,439.00	0.50%	3.20%	96.3%
5	$604.00	$138.00	$293.00	$48,048.00	0.60%	4.10%	95.3%
6	$755.00	$160.00	$439.00	$60,060.00	0.80%	4.80%	94.4%
7	$943.75	$180.00	$641.00	$75,075.00	0.90%	5.60%	93.5%

[1]The 2024 CEO Performance Award would result in the recognition of additional stock-based compensation expense over the term of the award as the operational goals become probable of being achieved through the expected date such operational goals are achieved pursuant to ASC Topic 718. The Company would still recognize stock-based compensation expense based on operational goal achievement, even if stock price goals are not achieved. See "Proposal No. 4—Accounting and Tax Considerations—Accounting Considerations" in our definitive proxy statement for additional detail. The actual P&L cost of the 2024 CEO Performance Award will not be known until the grant date for accounting purposes, which occurs only if shareholders approve the 2024 CEO Performance Award at the Annual Meeting. As a result, the amounts included in this column are estimates only based on information available as of the time of the definitive proxy statement and may materially change.

[2]The value realized by Mr. Smith is equal to the number of shares subject to the number of Tranches vested and settled. The values shown are pre-tax values and do not estimate the amount of tax payable by Mr. Smith upon any such settlement.

[3] The value realized by shareholders is based on a constant number of estimated dilutive shares outstanding figure of 79,549,524 as of December 31, 2023.

COMPENSATION: Performance Requirements (cont.)



Overview of XSP Share Price Performance Hurdles
$1,000
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Axon Share Price
1/1/18
1/1/19
1/1/20
1/1/21
1/1/22
1/1/23
1/1/24
1/1/25
1/1/26
1/1/27
1/1/28
1/1/29
1/1/30
1/1/31
1/1/32
1/1/33
Time Period
XSP 1.0 Maximum, $185.28
XSP 1.0 Threshold, $34.31
25% CAGR BETWEEN TRANCHES LEADS TO ACCELERATING MARKET VALUE CREATION TO EARN THE NEXT TRANCHE

Tranche	Implied Mkt Value[1]	Mkt Value Created[1] From Grant	Mkt Value Created[1] From Prior
7	$70.7B	+$55.9	+$14.1
6	$56.6B	+$41.7	+$11.3
5	$45.3B	+$30.4	+$9.1
4	$36.2B	+$21.4	+$7.2
3	$29.0B	+$14.1	+$5.8
2	$23.2B	+$8.3	+$4.6
1	$18.5B	+$3.7	--

COMPENSATION: Performance Requirements (cont.)


XSP 2.0 Revenue and Adjusted EBITDA Goals ($MM)
Revenue Goal
Adj. EDBITDA Goal
$1,834
$393
$2,293
$508
$2,866
$655
$3,583
$845
$4,479
$1,088
$5,599
$1,400
$6,999
$1,750
Tranche 1
Tranche 2
Tranche 3
Tranche 4
Tranche 5
Tranche 6
Tranche 7

Incremental Revenue and Adjusted EBITDA Created for Each Subsequent Tranche (values in $MM)

Rev	*Adj. EBITDA*	*Rev*	*Adj. EBITDA*	*Rev*	*Adj. EBITDA*	*Rev*	*Adj. EBITDA*	*Rev*	*Adj. EBITDA*	*Rev*	*Adj. EBITDA*	*Rev*	*Adj. EBITDA*
--	--	+$459	+$115	+$573	+$147	+$717	+$190	+$896	+$243	+$1,120	+$312	+$1,400	+$350

2024 CEO PERFORMANCE AWARD: Updated after shareholder feedback

2023 CEO Performance Award (removed prior to 2023 Annual Meeting)	UPDATED 2024 CEO Performance Award
Total estimated value of $397 million over a 10-year period and consisted of 3,670,030 non-qualified stock options, which shareholders believed represented a **quantitative value out of line with peers**.	Total estimated value of **$150 million over a seven-year period and consists** of 679,102 shares, which is aligned with peer CEO compensation over a similar timeframe.
Focused on stock price goals and a shifting combination of revenue and Adjusted EBITDA targets, which shareholders believed to be **convoluted in their calculation**.	Focuses on **stock price goals**, in addition to stringent and straightforward financial **milestones for revenue and Adjusted EBITDA** that will help drive value for shareholders and ensure focus on key performance indicators for the business.
Shareholders expressed concern that the **stock price hurdles may not be sufficient to incentivize outperformance**, as compared to the broader market.	Stock **price must appreciate 25% between each Tranche**, with the new addition of **time-based deadlines** for the achievement of each Tranche's performance goals, incentivizing outperformance as compared to peers and the broader market.
Shareholders noted that awards granted in options may not be optimal from an accounting perspective and **caused confusion** as to how much stock Mr. Smith would own at the end of the 10-year plan.	The **plan grants XSUs**, representing less than 1% of the outstanding shares of Axon's common stock as of December 31, 2023, and **divides those eligible shares over a seven-year period**, making the accounting of the plan more straightforward.
Shareholders expressed concern that options would not appropriately motivate a CEO who already has significant ownership in the Company.	As a founder and CEO, Mr. Smith has elected to take substantially all his compensation in Axon stock. He receives an **annual salary equal to minimum wage ($31,201 in 2023) and his motivation, as well as his opportunity for wealth creation, are aligned with the success of the business**. The award grants shares of stock, rather than options, to ensure that Mr. Smith's personal incentive grants are aligned with shareholders on the value of the Company.
The plan focused on CEO incentives but **neglected other employees**.	The **2024 CEO Performance Award has the same metrics as the 2024 Employee XSP**, so that employees across the Company are motivated by the same drivers of value and have the opportunity to partake in stock price appreciation.